UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): September 5, 2005


                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    001-14480                  95-4592204
(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation)             File Number)             Identification No.)


                       14011 VENTURA BOULEVARD, SUITE 501
                         SHERMAN OAKS, CALIFORNIA 91423
                (Address of Principal Executive Offices/Zip Code)


                                 (818) 386-2180
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 8.01         OTHER EVENTS.

         On September 5, 2005, a judgment was rendered by the Federal Court of Australia, New South Wales District Registry in the suit by Universal Music Australia Pty. Ltd. and other record labels against Sharman Networks Limited and other defendants, alleging, among other claims, infringement of the copyright in sound recordings controlled by the plaintiffs. Brilliant Digital Entertainment, Inc., our subsidiaries Altnet Inc. and Brilliant Digital Entertainment Pty. Limited, and Kevin Bermeister and Anthony Rose, our Chief Executive Officer and Chief Technology Officer, respectively, also were joined as defendants in the lawsuit.

         The Court declared that Sharman Networks Ltd., Altnet Inc., Brilliant Digital Entertainment, Inc., Kevin Glen Bermeister and certain other defendants were liable for copyright infringement for activities associated with the development and distribution of the Kazaa Media Desktop file sharing software application. The proceeding was wholly dismissed as against Brilliant Digital Entertainment Pty. Ltd., Anthony Rose and certain other defendants. We intend to appeal the Court's decision.

         Specifically, the Court ordered that:

1. Leave be granted to Australian Consumers' Association Pty Ltd, Electronic Frontiers Australia Inc and New South Wales Council for Civil Liberties Inc to intervene in this proceeding to the extent necessary for them to put submissions that do not depend on material not already in evidence.

2. It be declared that each of the six respondents named below (`the infringing respondents') have infringed the copyright in each of the sound recordings whose title appears in column 2 of the attached Schedule, being a copyright of the applicant (`the relevant applicant') whose name is set out in the same row as the title of that sound recording in column 4 of that Schedule by:

         (i) authorising the doing in Australia by Kazaa users of the following acts (`the infringing acts') in relation to the said sound recording:

                  (a)      making a copy of the sound recording;

                  (b)      communicating the recording to the public;

                  in each case,  without the licence of the relevant  applicant;
                  and

         (ii) entering into a common design, with each of the other infringing respondents, to carry out, procure or direct the said authorisation;

         The infringing  respondents  are Sharman  Networks Ltd, LEF Interactive
         Pty  Ltd,   Nicola  Anne  Hemming,   Altnet  Inc,   Brilliant   Digital
         Entertainment Inc and Kevin Glen Bermeister.

3. It be declared that each of the infringing respondents threatens to infringe the copyright of the applicants in other sound recordings by:

         (i) authorising the doing in Australia by Kazaa users of the infringing acts; in each case, without the licence of the applicant who is the relevant copyright owner; and

         (ii)     entering   into  a  common  design  with  each  of  the  other
                  infringing respondents, to carry out, procure or direct the said authorisation.

4. The infringing respondents be restrained, by themselves, their servants or agents, from authorising Kazaa users to do in Australia any of the infringing acts, in relation to any sound recording of which any of the applicants is the copyright owner, without the licence of the relevant copyright owner.

5. Continuation of the Kazaa Internet file-sharing system (including the provision of software programs to new users) shall not be regarded as a contravention of order 4 if that system is first modified pursuant to a protocol, to be agreed between the infringing respondents and the applicants, or to be approved by the Court, that ensures either of the following situations:

         (i):     that:

                  (a) the software program received by all new users of the Kazaa file-sharing system contains non-optional key word filter technology that excludes from the displayed blue file search results all works identified (by titles, composers' or performers' names or otherwise) in such lists of their copyright works as may be provided, and periodically updated, by any of the applicants; and

                  (b)      all future versions of the Kazaa file-sharing  system
                           contain  the  said   non-optional   key  word  filter
                           technology; and

                  (c) maximum pressure is placed on existing users, by the use of dialogue boxes on the Kazaa website, to upgrade their existing Kazaa software program to a new version of the program containing the said non-optional key word filter technology; or

         (ii) that the TopSearch component of the Kazaa system will provide, in answer to a request for a work identified in any such list, search results that are limited to licensed works and warnings against copyright infringement and that will exclude provision of a copy of any such identified work.

6. The operation of order 4 be stayed for a period of two months from today's date, or for such extended period as a judge may, on application, allow.

7. The applicants' claims for pecuniary relief against the infringing respondents be reserved for determination at a hearing to be fixed on application for that purpose.

8.       There be liberty to all parties to apply, on seven days notice:

         (a) within a period of one month from today's date, in respect of the form of order 4 or 5;

         (b) generally, in respect of any Court approval required for the purposes of order 5, or any order required for purposes related to order 6 or order 7.

9. The applicants' claims under the TRADE PRACTICES ACT 1974 (Cth), the FAIR TRADING ACT 1987 (NSW) and in respect of the tort of conspiracy all be dismissed.

10. The infringing respondents pay 90% of the costs incurred by the applicants to date in relation to this proceeding.

11. The proceeding be wholly dismissed as against the following four respondents (`the dismissed respondents'): Sharman License Holdings Ltd, Philip Morle, Brilliant Digital Entertainment Pty Ltd and Anthony Rose.

12. The applicants pay the costs incurred in relation to this proceeding by each of the dismissed respondents, provided that, in the case of those dismissed respondents who were represented at the trial jointly with infringing respondents, such costs shall be limited to costs other than those that would have been incurred, in any event, in connection with representation of the relevant infringing respondents.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BRILLIANT DIGITAL ENTERTAINMENT, INC.



Date:    September 7, 2005          By:   /s/ Kevin Bermeister
                                          --------------------------------------
                                              Kevin Bermeister
                                              Chief Executive Officer